UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2010 (July 2, 2010)

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Supplemental Federal Income Tax Considerations

The following summary supplements and updates the more detailed description of the federal income tax considerations contained in the section of Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2009, or our Annual Report, captioned “Federal Income Tax Considerations.”

In addition to those matters discussed in our Annual Report, and effective generally after December 31, 2012, the Hiring Incentives to Restore Employment Act (P.L. 111-147, 3/18/2010) increases the reporting obligations of non-U.S. financial institutions and other non-U.S. entities for purposes of identifying accounts and investments held directly or indirectly by United States persons, and the failure to comply will trigger a 30% withholding tax on certain dividends and related payments to these non-U.S. persons.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

		By:	/s/ David M. Blackman
		Name:	David M. Blackman
		Title:	Treasurer and Chief Financial Officer

Dated:	July 2, 2010